Exhibit 32.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

(Subsections (A) And (B) Of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Reliance Global Group, Inc. (the “Company”), does hereby certify, that:

The Quarterly Report on Form 10-Q for the period ending September 30, 2022 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2022	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer and Executive Chairman (Principal Executive Officer)

Date: November 14, 2022	By:	/s/ William Lebovics
William Lebovics
Chief Financial Officer
(Principal Financial Officer)